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                                                                   EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Haverty Furniture Companies, Inc. (the "Company") on Form 10-K for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clarence H. Smith, President and Chief Executive Officer of the Company, and Dennis L. Fink, Executive Vice President and Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 28, 2003                By:  /s/   Clarence H. Smith
      --------------                   ----------------------------------------
                                       Clarence H. Smith
                                       President and
                                       Chief Executive Officer


                                    By:  /s/   Dennis L. Fink
                                       ----------------------------------------
                                       Dennis L. Fink
                                       Executive Vice President and
                                       Chief Financial Officer